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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Citizens First Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                       /s/ KPMG LLP



Louisville, Kentucky
February 4, 1999